UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2009

KIMCO REALTY CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Maryland	1-10899	13-2744380
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

3333 New Hyde Park Road New Hyde Park, NY	11042
(Address of Principal Executive Offices)	(Zip Code)

(516) 869-9000

 (Registrant’s telephone number, including area code)

Not applicable

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Definitive Material Agreement

On September 17, 2009, Kimco Realty Corporation (“Kimco”) entered into an underwriting agreement (the “Underwriting Agreement”) and a Terms Agreement (the “Terms Agreement”) with J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Securities, LLC, Barclays Capital Inc., RBC Capital Markets Corporation, RBS Securities Inc. and Scotia Capital (USA) Inc. (collectively, the “Underwriters”), pursuant to which Kimco agreed to sell $300.0 million in aggregate principal amount of 6.875% Senior Notes due 2019 (the “Senior Notes”).  The Senior Notes are being offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to Kimco’s shelf registration statement on Form S-3 (File No. 333-158762).  Copies of the Underwriting Agreement and the Terms Agreement are attached hereto as Exhibit 1.1 and Exhibit 1.2, respectively, and are incorporated by reference herein.  Certain of the Underwriters and their affiliates may be customers of, engage in transactions with, and perform services for Kimco and its subsidiaries in the ordinary course of business.

On September 24, 2009, Kimco announced the consummation of the offering of $300.0 million in aggregate principal amount of the Senior Notes in a public offering under the Securities Act.  The Senior Notes are governed by the Indenture, dated as of September 1, 1993, as amended by the First Supplemental Indenture, dated as of August 4, 1994, the Second Supplemental Indenture, dated as of April 7, 1995, the Third Supplemental Indenture, dated as of June 2, 2006, the Fourth Supplemental Indenture, dated as of April 26, 2007, the Fifth Supplemental Indenture, dated as of September 24, 2009, and as further amended or supplemented from time to time, between Kimco and The Bank of New York Mellon (as successor to IBJ Schroder Bank & Trust Company), as trustee.  A copy of the Fifth Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation

The information in Item 1.01 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

Please refer to Exhibit 99.1, which is incorporated into this Item 7.01 by reference.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Kimco, except to the extent, if any, expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

By:

/s/ Michael V. Pappagallo

Name:

Michael V. Pappagallo

Title:

Executive Vice President,

Chief Financial Officer, and

Chief Administrative Officer

Date:  September 24, 2009

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated September 17, 2009, by and among Kimco Realty Corporation and J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Securities, LLC, Barclays Capital Inc., RBC Capital Markets Corporation, RBS Securities Inc. and Scotia Capital (USA) Inc.

1.2

Terms Agreement, dated September 17, 2009, by and among Kimco Realty Corporation and J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Securities, LLC, Barclays Capital Inc., RBC Capital Markets Corporation, RBS Securities Inc. and Scotia Capital (USA) Inc.

4.1	Fifth Supplemental Indenture, dated September 24, 2009, between Kimco Realty Corporation and The Bank of New York Mellon, as trustee.
5.1(a)	Opinion of Latham & Watkins LLP, as to the legality of the 6.875% Senior Notes due 2019, dated September 24, 2009.
5.1(b)	Opinion of Venable LLP, as to the legality of the 6.875% Senior Notes due 2019, dated September 24, 2009.
99.1	Press Release, dated September 24, 2009, issued by Kimco Realty Corporation.